UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 2006


                        THE REYNOLDS AND REYNOLDS COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          OHIO                        1-10147                   31-04211
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION
                                                             NUMBER)


         ONE REYNOLDS WAY DAYTON, OHIO                             45430
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (937) 485-2000

                                 NOT APPLICABLE
                      -----------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In connection with the proposed transactions set forth in that certain Agreement and Plan of Merger dated August 7, 2006, among The Reynolds and Reynolds Company (the "Company"), Universal Computer Systems Holding, Inc. ("UCS") and Racecar Acquisition Co. ("Merger Sub"), an indirect wholly-owned subsidiary of UCS (the "Merger Agreement"), Mr. Finbarr O'Neill has entered into an amended and restated voting agreement dated as of August 29, 2006 with UCS and Merger Sub (the "Amended and Restated Voting Agreement), pursuant to which he has undertaken to vote certain shares upon which he holds a proxy pursuant to certain Company stock incentive plans in favor of the merger. This Amended and Restated Voting Agreement entirely restates and supersedes the voting agreement entered among the same parties on August 7, 2006.

         A copy of the Amended and Restated Voting Agreement with Mr. Finbarr O'Neill are attached hereto as Exhibit 10.01, and is incorporated herein by reference. The foregoing description of the Amended and Restated Voting Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Voting Agreement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction set forth in the Merger Agreement, a proxy statement of The Reynolds and Reynolds Company and other materials will be filed with SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REYNOLDS AND REYNOLDS COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about The Reynolds and Reynolds Company at http://www.sec.gov, SEC's Web site. Free copies of The Reynolds and Reynolds Company's SEC filings are also available by directing a request to The Reynolds and Reynolds Company, One Reynolds Way, Dayton, Ohio 45430, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

The Reynolds and Reynolds Company and its executive officers and directors and Universal Computer Systems may be deemed, under SEC rules, to be participants in the solicitation of proxies from The Reynolds and Reynolds Company shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of The Reynolds and Reynolds Company is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on May 5, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

ITEM 8.01         OTHER EVENTS.

         None.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (d) Exhibits.

EXHIBIT NO.       DESCRIPTION

10.01 Amended and Restated Voting Agreement dated as of August 29, 2006, by and among Universal Computer Systems Holding, Inc., Racecar Acquisition Co. and Mr. Finnbar J. O'Neill.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2006

                         The Reynolds and Reynolds Company


                           By: /s/ Robert S. Guttman
                           ---------------------------
                           Name:   Robert S. Guttman
                           Title:  SVP and General counsel



                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION

10.01 Amended and Restated Voting Agreement dated as of August 29, 2006, by and among Universal Computer Systems Holding, Inc., Racecar Acquisition Co. and Mr. Finnbar J. O'Neill.